Dividends	9 Months Ended
Sep. 30, 2023
Dividends
Dividends
16.	Dividends

In May, 2023, the Company’s board of directors approved a special cash dividend of US$0.85 per ordinary share and ADS, to the holders of ordinary shares and ADSs, respectively, as of the close of business on June 26, 2023. Dividends are recognized when declared. The aggregate amount of the special dividend was approximately US$200.1 million and paid in July, 2023.